                                  EXHIBIT 5(b)
               Revised Schedule A to Investment Advisory Agreement

                                                         Dated: February 5, 1999

                                   Schedule A
                                     to the
                      Investment Advisory Agreement between
                           The BB&T Mutual Funds Group
                      and Branch Banking and Trust Company
                              dated October 1, 1992

Name of Fund                                                Compensation*
------------                                                -------------
BB&T U.S. Treasury Money Market Fund                        Annual rate of forty
                                                            one-hundredths of
                                                            one percent (.40%)
                                                            of the BB&T U.S.
                                                            Treasury Money
                                                            Market Fund's
                                                            average daily net
                                                            assets.


BB&T Short-Intermediate U.S.                                Annual rate of sixty
Government Income Fund                                      one-hundredths of
                                                            one percent (.60%)
                                                            of the BB&T Short-
                                                            Intermediate U.S.
                                                            Government Income
                                                            Fund's average daily
                                                            net assets.




BB&T Intermediate U.S. Government Bond                      Annual rate of sixty
Fund                                                        one-hundredths of
                                                            one percent (.60%)
                                                            of the BB&T
                                                            Intermediate U.S.
                                                            Government Bond
                                                            Fund's average daily
                                                            assets. BB&T Growth
                                                            and Income Stock
                                                            Fund Annual rate of
                                                            seventy-four
                                                            one-hundredths of
                                                            one percent (.74%)
                                                            of the BB&T Growth
                                                            and Income Stock
                                                            Fund's average daily
                                                            net assets.




BB&T North Carolina Intermediate Tax-                       Annual rate of sixty
Free Fund                                                   one-hundredths of
                                                            one percent (.60%)
                                                            of the BB&T North
                                                            Carolina
                                                            Intermediate
                                                            Tax-Free Fund's
                                                            average daily net
                                                            assets.




BB&T Balanced Fund                                          Annual rate of
                                                            seventy-four
                                                            one-hundredths of
                                                            one percent (.74%)
                                                            of the BB&T Balanced
                                                            Fund's average daily
                                                            net assets.



BB&T Small Company Growth Fund                              Annual rate of one
                                                            percent (1.00%) of
                                                            the BB&T Small
                                                            Company Growth
                                                            Fund's average daily
                                                            net assets.

BB&T International Equity Fund                              Annual rate of one
                                                            percent (1.00%)of
                                                            the BB&T
                                                            International Equity
                                                            Fund's average daily
                                                            assets.



BB&T Capital Manager Conservative                           Annual rate of
Growth Fund                                                 twenty-five
                                                            one-hundredths of
                                                            one percent (.25%)
                                                            of the BB&T Capital
                                                            Manager Conservative
                                                            Growth Fund's
                                                            average daily net
                                                            assets.




BB&T Capital Manager Moderate Growth Fund                   Annual rate of
                                                            twenty-five
                                                            one-hundredths of
                                                            one percent (.25%)
                                                            of the BB&T Capital
                                                            Manager Moderate
                                                            Growth Fund's
                                                            average daily net
                                                            assets.



BB&T Capital Manager Growth                                 Annual rate of
Fund                                                        twenty-five
                                                            one-hundredths of
                                                            one percent (.25%)
                                                            of the BB&T Capital
                                                            Manager Growth
                                                            Fund's average daily
                                                            net assets.




BB&T Prime Money Market                                     Annual rate of forty
Fund                                                        one-hundredths of
                                                            one percent (.40%)
                                                            of the BB&T Prime
                                                            Money Market Fund's
                                                            average daily net
                                                            assets.




BB&T Large Company Growth Fund                              Annual rate of
                                                            seventy-four
                                                            one-hundredths of
                                                            one percent (.74%)
                                                            of the BB&T Large
                                                            Company Growth
                                                            Fund's average daily
                                                            net assets.



BB&T South Carolina                                         Annual rate of sixty
Intermediate Tax-Free Fund                                  one-hundredths of
                                                            one percent (.60%)
                                                            of the BB&T South
                                                            Carolina
                                                            Intermediate
                                                            Tax-Free Fund's
                                                            average daily net
                                                            assets.




BB&T Virginia Intermediate Tax-Free Fund                    Annual Rate of fifty
                                                            one-hundredths of
                                                            one percent (.50%)
                                                            of the BB&T Virginia
                                                            Intermediate
                                                            Tax-Free Fund's
                                                            average daily assets



BB&T Equity Index Fund                                      Annual Rate of fifty
                                                            one-hundredths of
                                                            one percent (.50%)
                                                            of the BB&T Equity
                                                            Index Fund's average
                                                            daily assets

BB&T Intermediate Corporate Bond Fund                       Annual Rate of fifty
                                                            one-hundredths of
                                                            one percent (.50%)
                                                            of the BB&T
                                                            Intermediate
                                                            Corporate Bond
                                                            Fund's average daily
                                                            assets



BB&T Tax-Free Money Market Fund                             Annual Rate of fifty
                                                            one-hundredths of
                                                            one percent (.50%)
                                                            of the BB&T Tax-Free
                                                            Money Market Fund's
                                                            average daily assets



                                                BB&T MUTUAL FUNDS GROUP

                                                By:      /s/
                                                    -----------------------
                                                Title:
                                                      ---------------------


                                                BRANCH BANKING AND TRUST COMPANY

                                                By:    /s/
                                                    -----------------------

                                                Title:
                                                      ---------------------


   * All fees are computed daily and paid monthly.